COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS

September 30, 2022 (Unaudited)

		Shares	Value
COMMON STOCK	100.4%
COMMUNICATIONS—TOWERS	15.5%
American Tower Corp.(a),(b)		114,345	$24,549,872
Crown Castle International Corp.(a)		104,035	15,038,259

			39,588,131

REAL ESTATE	84.9%
DATA CENTERS	7.8%
Digital Realty Trust, Inc.(a)		131,739	13,065,874
Equinix, Inc.(a)		11,799	6,711,743

			19,777,617

HEALTH CARE	9.5%
Healthcare Realty Trust, Inc., Class A(a),(b)		231,702	4,830,987
Healthpeak Properties, Inc.(a)		148,776	3,409,946
Welltower, Inc.(a)		248,401	15,977,152

			24,218,085

HOTEL	1.1%
Host Hotels & Resorts, Inc.(a)		165,784	2,632,650

INDUSTRIALS	14.6%
Americold Realty Trust, Inc.(a)		221,922	5,459,281
EastGroup Properties, Inc.(a)		34,839	5,028,661
Prologis, Inc.(a)		262,728	26,693,165

			37,181,107

NET LEASE	9.2%
Essential Properties Realty Trust, Inc.(a)		131,563	2,558,900
Gaming and Leisure Properties, Inc.(a)		75,228	3,328,087
Realty Income Corp.(a)		220,292	12,820,994
Spirit Realty Capital, Inc.(a)		95,097	3,438,708
VICI Properties, Inc.(a)		44,875	1,339,519

			23,486,208

OFFICE	2.7%
Highwoods Properties, Inc.(a)		174,641	4,708,321
Piedmont Office Realty Trust, Inc., Class A(a)		207,934	2,195,783

			6,904,104

RESIDENTIAL	21.0%
APARTMENT	11.3%
Camden Property Trust(a)		81,249	9,705,193

		Shares	Value
Mid-America Apartment Communities, Inc.(a)		72,193	$11,194,968
UDR, Inc.(a)		188,103	7,845,776

			28,745,937

APARTMENT—FOREIGN	1.2%
Tricon Residential, Inc. (Canada)(a)		364,455	3,152,536

MANUFACTURED HOME	2.1%
Sun Communities, Inc.(a)		39,457	5,339,716

SINGLE FAMILY	6.4%
Invitation Homes, Inc.(a)		484,075	16,347,213

TOTAL RESIDENTIAL			53,585,402

SELF STORAGE	10.7%
CubeSmart(a)		73,564	2,946,974
Life Storage, Inc.(a)		101,898	11,286,223
Public Storage(a)		44,546	13,043,514

			27,276,711

SHOPPING CENTERS	8.3%
COMMUNITY CENTER	3.2%
Kimco Realty Corp.(a)		203,586	3,748,018
Kite Realty Group Trust(a),(b)		255,974	4,407,872

			8,155,890

REGIONAL MALL	5.1%
Simon Property Group, Inc.(a)		145,309	13,041,483

TOTAL SHOPPING CENTERS			21,197,373

TOTAL REAL ESTATE			216,259,257

TOTAL COMMON STOCK (Identified cost—$322,969,883)			255,847,388

PREFERRED SECURITIES—$25 PAR VALUE	10.9%
BANKS	3.8%
Bank of America Corp., 6.00%, Series GG(a),(c)		33,000	788,700
Bank of America Corp., 5.875%, Series HH(a),(c)		66,000	1,542,420
Bank of America Corp., 5.375%, Series KK(a),(c)		5,931	128,821
Citigroup, Inc., 7.125% to 9/30/23, Series J(a),(c),(d)		38,213	979,399
Citigroup, Inc., 6.875% to 11/15/23, Series K(a),(c),(d)		24,438	626,346
Dime Community Bancshares, Inc., 5.50%(a),(c)		57,594	1,132,874
Fifth Third Bancorp, 6.00%, Series A(c)		22,871	547,075
Goldman Sachs Group, Inc./The, 5.50% to 5/10/23, Series J(a),(c),(d)		25,500	630,615

		Shares	Value
JPMorgan Chase & Co., 5.75%, Series DD(a),(c)		43,000	$1,062,530
JPMorgan Chase & Co., 6.00%, Series EE(a),(c)		15,000	374,700
KeyCorp., 6.20% to 12/15/27(c),(d)		8,175	198,244
Synovus Financial Corp., 5.875% to 7/1/24, Series E(a),(c),(d)		6,000	147,060
Wells Fargo & Co., 6.625% to 3/15/24, Series R(a),(c),(d)		38,652	979,828
Wintrust Financial Corp., 6.875% to 7/15/25, Series E(a),(c),(d)		25,000	611,000

			9,749,612

ELECTRIC	0.5%
Duke Energy Corp., 5.75%, Series A(a),(c)		15,000	359,850
WESCO International, Inc., 10.625% to 6/22/25, Series A(a),(c),(d)		37,000	997,150

			1,357,000

FINANCIAL	2.4%
DIVERSIFIED FINANCIAL SERVICES	0.5%
Oaktree Capital Group LLC, 6.625%, Series A(a),(c)		38,000	895,280
Oaktree Capital Group LLC, 6.55%, Series B(c)		19,994	479,656

			1,374,936

INVESTMENT BANKER/BROKER	1.9%
Charles Schwab Corp./The, 5.95%, Series D(a),(c)		25,000	614,250
Morgan Stanley, 7.125% to 10/15/23, Series E(a),(c),(d)		14,559	371,837
Morgan Stanley, 6.875% to 1/15/24, Series F(c),(d)		25,000	627,000
Morgan Stanley, 6.375% to 10/15/24, Series I(a),(c),(d)		91,254	2,255,799
Morgan Stanley, 5.85% to 4/15/27, Series K(a),(c),(d)		38,838	941,044

			4,809,930

TOTAL FINANCIAL			6,184,866

INDUSTRIALS—CHEMICALS	0.6%
CHS, Inc., 7.875%, Series 1(c)		14,862	385,372
CHS, Inc., 7.10% to 3/31/24, Series 2(c),(d)		10,500	261,030
CHS, Inc., 7.50%, Series 4(c)		35,754	952,486

			1,598,888

INSURANCE	0.7%
LIFE/HEALTH INSURANCE	0.5%
Athene Holding Ltd., 6.375% to 6/30/25, Series C(a),(c),(d)		32,110	809,814
Athene Holding Ltd., 4.875%, Series D(a),(c)		24,721	457,339

			1,267,153

		Shares	Value
MULTI-LINE	0.1%
Kemper Corp., 5.875% to 3/15/27, due 3/15/62(a),(d)		16,050	$347,322

REINSURANCE—FOREIGN	0.1%
RenaissanceRe Holdings Ltd., 5.75%, Series F (Bermuda)(a),(c)		10,114	229,891

TOTAL INSURANCE			1,844,366

INTEGRATED TELECOMMUNICATIONS SERVICES	1.0%
AT&T, Inc., 5.00%, Series A(a),(c)		57,000	1,170,210
AT&T, Inc., 4.75%, Series C(a),(c)		45,000	845,100
Telephone and Data Systems, Inc., 6.625%, Series UU(a),(c)		26,500	528,675

			2,543,985

PIPELINES	0.8%
Energy Transfer LP, 7.60% to 5/15/24, Series E(a),(c),(d)		80,500	1,947,295

PIPELINES—FOREIGN	0.3%
Enbridge, Inc., 6.375% to 4/15/23, due 4/15/78, Series B (Canada)(d)		25,300	598,851

REAL ESTATE	0.3%
DATA CENTERS	0.3%
DigitalBridge Group, Inc., 7.15%, Series I(c)		16,976	379,583
DigitalBridge Group, Inc., 7.125%, Series J(c)		14,993	339,742

			719,325

INDUSTRIALS	0.0%
Rexford Industrial Realty, Inc., 5.875%, Series B(a),(c)		3,039	70,626

TOTAL REAL ESTATE			789,951

UTILITIES—GAS—DISTRIBUTION	0.2%
NiSource, Inc., 6.50% to 3/15/24, Series B(a),(c),(d)		20,000	493,600

UTILITIES—FOREIGN	0.3%
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)(d)		25,000	605,250

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$29,999,648)			27,713,664

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	38.0%
BANKS	9.7%
Bank of America Corp., 6.10% to 3/17/25, Series AA(a),(c),(d)		$875,000	839,392
Bank of America Corp., 6.125% to 4/27/27, Series TT(a),(c),(d)		678,000	642,405

		Principal Amount	Value
Bank of America Corp., 6.25% to 9/5/24, Series X(a),(c),(d)		$1,875,000	$1,816,406
Bank of America Corp., 6.30% to 3/10/26, Series DD(a),(c),(d)		1,310,000	1,293,363
Bank of America Corp., 6.50% to 10/23/24, Series Z(a),(c),(d)		975,000	959,111
Citigroup, Inc., 5.90% to 2/15/23, Series B(c),(d)		350,000	347,375
Citigroup, Inc., 5.95% to 1/30/23(a),(c),(d)		1,839,000	1,821,750
Citigroup, Inc., 5.95% to 5/15/25, Series P(a),(c),(d)		1,923,000	1,742,809
Citigroup, Inc., 6.25% to 8/15/26, Series T(a),(c),(d)		1,475,000	1,414,525
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series F(a),(c),(d)		750,000	733,125
Goldman Sachs Group, Inc./The, 4.95% to 2/10/25, Series R(a),(c),(d)		614,000	557,205
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Q(a),(c),(d)		1,250,000	1,204,687
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(a),(c),(d)		975,000	936,609
JPMorgan Chase & Co., 6.125% to 4/30/24, Series U(a),(c),(d)		750,000	728,475
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(a),(c),(d)		1,781,000	1,765,953
PNC Financial Services Group, Inc./The, 6.00% to 5/15/27, Series U(a),(c),(d)		465,000	432,450
PNC Financial Services Group, Inc./The, 6.20% to 9/15/27, Series V(a),(c),(d)		841,000	796,848
PNC Financial Services Group, Inc./The, 6.4603% (3 Month US LIBOR + 3.678%), Series O (FRN)(a),(c),(e)		2,000,000	1,994,249
SVB Financial Group, 4.25% to 11/15/26, Series D(a),(c),(d)		850,000	627,298
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(a),(c),(d)		1,350,000	1,142,438
Wells Fargo & Co., 5.875% to 6/15/25, Series U(a),(c),(d)		3,175,000	3,030,690

			24,827,163

BANKS—FOREIGN	15.0%
Banco Santander SA, 7.50% to 2/8/24 (Spain)(c),(d),(f),(g)		1,000,000	933,005
Bank of Nova Scotia/The, 4.90% to 6/4/25 (Canada)(a),(c),(d)		1,275,000	1,141,405
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)(a),(c),(d),(g)		1,000,000	843,850
Barclays PLC, 6.375% to 12/15/25 (United Kingdom)(c),(d),(f),(g)		800,000	738,040
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)(c),(d),(g)		1,000,000	970,205
Barclays PLC, 7.25% to 3/15/23 (United Kingdom)(c),(d),(f),(g)		600,000	645,607
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)(c),(d),(g)		1,000,000	877,700
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)(a),(c),(d),(g)		2,400,000	2,232,360
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)(a),(c),(d),(g),(h)		1,000,000	918,950
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)(a),(c),(d),(g),(h)		2,000,000	1,893,156
BNP Paribas SA, 7.75% to 8/16/29, 144A (France)(a),(c),(d),(g),(h)		800,000	740,240
Commerzbank AG, 7.00% to 4/9/25 (Germany)(c),(d),(f),(g)		400,000	346,024
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)(a),(c),(d),(g),(h)		1,400,000	1,291,878
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)(a),(c),(d),(g),(h)		2,600,000	2,500,631

		Principal Amount	Value
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)(a),(c),(d),(g),(h)		$1,200,000	$1,159,530
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (Switzerland)(a),(c),(d),(g),(h)		600,000	438,000
Credit Suisse Group AG, 7.25% to 9/12/25, 144A (Switzerland)(a),(c),(d),(g),(h)		800,000	612,053
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)(a),(c),(d),(g),(h)		800,000	737,340
Credit Suisse Group AG, 9.75% to 6/23/27, 144A (Switzerland)(a),(c),(d),(g),(h)		800,000	786,703
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)(a),(c),(d),(g)		800,000	678,240
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)(a),(c),(d),(g)		1,000,000	894,595
ING Groep N.V., 6.75% to 4/16/24 (Netherlands)(c),(d),(f),(g)		1,000,000	941,571
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)(a),(c),(d),(g),(h)		600,000	500,397
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(a),(c),(d),(g)		2,600,000	2,417,337
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(a),(c),(d),(g)		2,400,000	2,196,000
Natwest Group PLC, 6.00% to 12/29/25 (United Kingdom)(a),(c),(d),(g)		2,800,000	2,450,000
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)(a),(c),(d),(g)		2,400,000	2,243,412
Royal Bank of Canada, 4.50% to 10/24/25, due 11/24/80, Series 1 (Canada)(d)		1,600,000	1,075,365
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)(a),(c),(d),(g),(h)		800,000	780,392
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(c),(d),(f),(g)		2,000,000	1,868,134
UBS Group AG, 7.00% to 2/19/25 (Switzerland)(c),(d),(f),(g)		2,000,000	1,908,680
UniCredit SpA, 8.00% to 6/3/24 (Italy)(c),(d),(f),(g)		600,000	529,779

			38,290,579

ELECTRIC	1.5%
Dominion Energy, Inc., 4.65% to 12/15/24, Series B(a),(c),(d)		1,050,000	930,041
Duke Energy Corp., 4.875% to 9/16/24(a),(c),(d)		1,275,000	1,145,897
Southern Co./The, 4.00% to 10/15/25, due 1/15/51, Series B(a),(d)		1,850,000	1,662,595

			3,738,533

		Principal Amount	Value
ELECTRIC—FOREIGN	0.5%
Electricite de France SA, 5.25% to 1/29/23, 144A (France)(a),(c),(d),(h)		$1,350,000	$1,252,597

FINANCIAL	2.1%
Ares Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51, 144A(d),(h)		225,000	175,597
Charles Schwab Corp./The, 4.00% to 12/1/30, Series H(a),(c),(d)		1,000,000	735,833
Charles Schwab Corp./The, 5.00% to 6/1/27(a),(c),(d)		331,000	298,314
Charles Schwab Corp./The, 5.375% to 6/1/25, Series G(a),(c),(d)		2,800,000	2,737,000
Charles Schwab Corp./The, 7.602% (3 Month US LIBOR + 4.82%) (FRN)(a),(c),(e)		1,300,000	1,304,329

			5,251,073

INSURANCE	4.7%
LIFE/HEALTH INSURANCE	2.0%
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52, 144A(d),(h)		695,000	637,568
MetLife, Inc., 10.75%, due 8/1/39(a)		500,000	653,168
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43(a),(d)		2,500,000	2,468,825
Voya Financial, Inc., 5.65% to 5/15/23, due 5/15/53(d)		327,000	317,637
Voya Financial, Inc., 6.125% to 9/15/23, Series A(a),(c),(d)		1,000,000	971,651

			5,048,849

LIFE/HEALTH INSURANCE—FOREIGN	1.7%
Dai-ichi Life Insurance Co., Ltd./The, 5.10% to 10/28/24, 144A (Japan)(a),(c),(d),(h)		2,000,000	1,941,887
Fukoku Mutual Life Insurance Co., 6.50% to 9/19/23 (Japan)(c),(d),(f)		1,500,000	1,498,725
Kyobo Life Insurance Co., Ltd., 5.90% to 6/15/27, 144A (South Korea)(c),(d),(h)		400,000	390,000
Phoenix Group Holdings PLC, 4.75% to 6/4/26, due 9/4/31 (United Kingdom)(d),(f)		600,000	509,478

			4,340,090

MULTI-LINE—FOREIGN	0.2%
Aegon NV, 5.50% to 4/11/28, due 4/11/48 (Netherlands)(d)		500,000	432,668
Argentum Netherlands BV for Zurich Insurance Co. Ltd., 5.125% to 6/1/28, due 6/1/48 (Switzerland)(d),(f)		200,000	177,000

			609,668

		Principal Amount	Value
PROPERTY CASUALTY	0.3%
Markel Corp., 6.00% to 6/1/25(a),(c),(d)		$690,000	$670,564

PROPERTY CASUALTY—FOREIGN	0.3%
Lancashire Holdings Ltd., 5.625% to 3/18/31, due 9/18/41 (United Kingdom)(d),(f)		300,000	231,169
QBE Insurance Group Ltd., 7.50% to 11/24/23, due 11/24/43, 144A (Australia)(a),(d),(h)		500,000	499,075

			730,244

REINSURANCE	0.2%
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51, 144A(a),(d),(h)		850,000	641,077

TOTAL INSURANCE			12,040,492

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.8%
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)(a),(d)		550,000	524,609
Vodafone Group PLC, 6.25% to 7/3/24, due 10/3/78 (United Kingdom)(d),(f)		1,600,000	1,522,560

			2,047,169

OIL & GAS—FOREIGN	0.4%
BP Capital Markets PLC, 4.375% to 6/22/25 (United Kingdom)(a),(c),(d)		1,000,000	927,500

PIPELINES	0.7%
Energy Transfer LP, 7.125% to 5/15/30, Series G(a),(c),(d)		2,191,000	1,805,481

PIPELINES—FOREIGN	0.8%
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(a),(d)		800,000	772,519
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)(a),(d)		880,000	764,275
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(a),(d)		576,000	537,538

			2,074,332

		Principal Amount	Value
REAL ESTATE—RETAIL—FOREIGN	0.4%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80, 144A (Australia)(a),(d),(h)		$1,300,000	$1,118,059

UTILITIES	1.4%
ELECTRIC	0.4%
Edison International, 5.375% to 3/15/26, Series A(a),(c),(d)		1,300,000	1,072,500

ELECTRIC—FOREIGN	1.0%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(a),(d)		2,075,000	1,699,238
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)(a),(d),(h)		750,000	749,850

			2,449,088

TOTAL UTILITIES			3,521,588

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$107,051,094)			96,894,566

CORPORATE BONDS	0.5%
COMMUNICATIONS—TOWERS	0.0%
SBA Communications Corp., 3.125%, due 2/1/29(a)		142,000	114,517

REAL ESTATE	0.5%
DIVERSIFIED	0.3%
Spirit Realty LP, 2.10%, due 3/15/28		500,000	398,075
Spirit Realty LP, 3.40%, due 1/15/30(a)		350,000	284,795

			682,870

FINANCE	0.2%
VICI Properties LP / VICI Note Co Inc., 5.75%, due 2/1/27, 144A(a),(h)		600,000	566,667

TOTAL REAL ESTATE			1,249,537

TOTAL CORPORATE BONDS (Identified cost—$1,395,885)			1,364,054

		Shares
SHORT-TERM INVESTMENTS	5.9%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 2.47%(i)		14,984,928	14,984,928

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$14,984,928)			14,984,928

		Value
PURCHASED OPTION CONTRACTS (Premiums paid—$26,186)	0.0%	$29,150

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$476,427,624)	155.7%	396,833,750
WRITTEN OPTION CONTRACTS (Premiums received—$1,156,930)	(0.0)	(126,645)
LIABILITIES IN EXCESS OF OTHER ASSETS	(55.7)	(141,899,050)

NET ASSETS (Equivalent to $15.21 per share based on 16,755,000 shares of common stock outstanding)	100.0%	$254,808,055

Exchange-Traded Option Contracts

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(j)	Premiums Received	Value
Call — iShares U.S. Real Estate ETF	$94.00	10/21/22	(1,920)	$(15,632,640)	$(246,337)	$(15,360)

Over-the-Counter Option Contracts

Purchased Options Binary Options
Description	Counterparty	Exercise Price/Rate	Expiration Date	Notional Amount(k)	Premiums Paid	Value
Put — Euro Currency	Goldman Sachs International	0.985	11/17/22	$50,000	$13,000	$23,658
Put — Euro Stoxx Banks Index	Goldman Sachs International	EUR 65.00	11/18/22	49,575	13,186	5,492
				$99,575	$26,186	$29,150

Over-the-Counter Option Contracts

Written Options
Description	Counterparty	Exercise Price($)	Expiration Date	Number of Contracts	Notional Amount(j)	Premiums Received	Value
Call — American Tower Corp.	Goldman Sachs International	279.624	10/21/22	(11,727)	$(2,517,787)	$(68,479)	$(62)
Call — Crown Castle International Corp.	Goldman Sachs International	184.608	10/21/22	(7,032)	(1,016,476)	(26,346)	(189)
Call — Digital Realty Trust, Inc.	Goldman Sachs International	135.421	10/21/22	(11,947)	(1,184,903)	(29,362)	(230)
Call — Equinix, Inc	Goldman Sachs International	730.236	10/21/22	(971)	(552,344)	(16,724)	(62)
Call — Gaming & Leisure Properties	Goldman Sachs International	52.365	10/21/22	(10,150)	(449,036)	(13,890)	(366)
Call — Healthcare Reality Trust, Inc.	Goldman Sachs International	28.412	10/21/22	(15,490)	(322,967)	(7,510)	(1)
Call — Healthpeak Properties, Inc.	Goldman Sachs International	29.144	10/21/22	(15,345)	(351,707)	(11,325)	(197)
Call — Host Hotels + Resorts, Inc.	Goldman Sachs International	20.267	10/21/22	(20,615)	(327,366)	(9,266)	(198)
Call — Invitation Homes, Inc.	Goldman Sachs International	40.723	10/21/22	(24,000)	(810,480)	(15,175)	(970)
Call — Kimco Realty Corp	Goldman Sachs International	23.503	10/21/22	(19,267)	(354,705)	(9,512)	(230)
Call — Life Storage, Inc.	Goldman Sachs International	141.229	10/21/22	(10,147)	(1,123,882)	(22,910)	(197)
Call — Prologis, Inc.	Goldman Sachs International	140.395	10/21/22	(22,463)	(2,282,241)	(70,058)	(546)

Over-the-Counter Option Contracts — (Continued)

Description	Counterparty	Exercise Price($)	Expiration Date	Number of Contracts	Notional Amount(j)	Premiums Received	Value
Call — Public Storage	Goldman Sachs International	359.133	10/21/22	(4,599)	$(1,346,633)	$(35,588)	$(611)
Call — Realty Income Corp.	Goldman Sachs International	73.581	10/21/22	(18,831)	(1,095,964)	(33,199)	(71)
Call — Simon Property group, Inc.	Goldman Sachs International	116.427	10/21/22	(12,994)	(1,166,212)	(29,104)	(444)
Call — Sun Communities, Inc.	Goldman Sachs International	172.047	10/21/22	(4,126)	(558,372)	(14,821)	(90)
Call — UDR, Inc.	Goldman Sachs International	50.153	10/21/22	(19,360)	(807,506)	(20,824)	(1,084)
Call — VICI Properties, Inc.	Goldman Sachs International	34.696	10/21/22	(7,118)	(212,472)	(7,022)	(379)
Call — Welltower, Inc.	Goldman Sachs International	82.047	10/21/22	(22,108)	(1,421,987)	(40,111)	(376)
Call — American Tower Corp.	Goldman Sachs International	256.39	11/18/22	(12,439)	(2,670,653)	(91,331)	(12,601)
Call — Crown Castle International Corp.	Goldman Sachs International	173.079	11/18/22	(8,748)	(1,264,523)	(35,596)	(4,793)
Call — Digital Realty Trust, Inc	Goldman Sachs International	121.517	11/18/22	(11,505)	(1,141,066)	(29,297)	(6,488)
Call — Equinix, Inc	Goldman Sachs International	658.049	11/18/22	(986)	(560,876)	(14,575)	(4,277)
Call — Healthcare Reality Trust, Inc.	Goldman Sachs International	24.957	11/18/22	(17,322)	(361,164)	(7,457)	(839)
Call — Healthpeak Properties, inc.	Goldman Sachs International	27.420	11/18/22	(17,846)	(409,030)	(6,637)	(2,163)

Over-the-Counter Option Contracts—(Continued)

Description	Counterparty	Exercise Price($)	Expiration Date	Number of Contracts	Notional Amount(j)	Premiums Received	Value
Call — Invitation Homes, Inc.	Goldman Sachs International	39.109	11/18/22	(47,193)	$(1,593,708)	$(34,564)	$(13,753)
Call — Kimco Realty Corp	Goldman Sachs International	22.065	11/18/22	(19,839)	(365,236)	(10,310)	(2,185)
Call — Life Storage, Inc.	Goldman Sachs International	125.134	11/18/22	(9,699)	(1,074,261)	(17,606)	(9,319)
Call — Prologis, Inc.	Goldman Sachs International	123.389	11/18/22	(24,854)	(2,525,166)	(64,499)	(16,449)
Call — Public Storage	Goldman Sachs International	331.156	11/18/22	(4,452)	(1,303,590)	(30,197)	(13,078)
Call — Realty Income Corp.	Goldman Sachs International	67.802	11/18/22	(18,991)	(1,105,276)	(17,550)	(3,377)
Call — Simon Property group, Inc.	Goldman Sachs International	110.388	11/18/22	(12,351)	(1,108,502)	(25,428)	(6,139)
Call — VICI Properties, Inc.	Goldman Sachs International	34.189	11/18/22	(8,096)	(241,666)	(7,083)	(1,567)
Call — Welltower, Inc.	Goldman Sachs International	76.891	11/18/22	(24,848)	(1,598,223)	(37,237)	(7,954)
				(497,459)	$(35,225,980)	$(910,593)	$(111,285)

Centrally Cleared Interest Rates

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)[l]	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$37,000,000	2.201%	Monthly	2.980%	Monthly	10/1/25	$1,848,788	$—	$1,848,788
14,500,000	2.360%	Monthly	2.980%	Monthly	12/18/25	687,320	—	687,320
37,000,000	1.957%	Monthly	2.980%	Monthly	3/1/26	2,318,265	—	2,318,265
37,000,000	1.557%	Monthly	2.980%	Monthly	3/1/27	3,402,809	—	3,402,809

						$8,257,182	$—	$8,257,182

The total amount of all interest rate swap contracts as presented in the table above are representative of the volume of activity for this derivative type during the period March 2, 2022 through September 30, 2022, which was the period the Fund had interest rate swap contracts outstanding.

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	CAD	1,721,362	USD	1,312,124	10/4/22	$65,981
Brown Brothers Harriman	EUR	1,150	USD	1,152	10/4/22	25
Brown Brothers Harriman	EUR	1,810	USD	1,818	10/4/22	44
Brown Brothers Harriman	EUR	5,453	USD	5,493	10/4/22	149
Brown Brothers Harriman	GBP	2,336,759	USD	2,717,043	10/4/22	107,935
Brown Brothers Harriman	USD	1,248,757	CAD	1,721,362	10/4/22	(2,614)
Brown Brothers Harriman	USD	2,102	EUR	2,100	10/4/22	(44)
Brown Brothers Harriman	USD	1,561	EUR	1,552	10/4/22	(40)
Brown Brothers Harriman	USD	2,137	EUR	2,152	10/4/22	(28)
Brown Brothers Harriman	USD	2,554	EUR	2,609	10/4/22	3
Brown Brothers Harriman	USD	124,984	GBP	117,004	10/4/22	5,656
Brown Brothers Harriman	USD	2,470,055	GBP	2,219,755	10/4/22	8,413
Brown Brothers Harriman	CAD	1,510,903	USD	1,095,921	11/2/22	2,228
Brown Brothers Harriman	EUR	2,493	USD	2,435	11/2/22	(14)
Brown Brothers Harriman	EUR	4,674	USD	4,584	11/2/22	(5)
Brown Brothers Harriman	GBP	2,101,525	USD	2,339,754	11/2/22	(8,178)

						$179,511

Glossary of Portfolio Abbreviations

CAD	Canadian Dollar
EMTN	Euro Medium Term Note
ETF	Exchange-Traded Fund
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
OIS	Overnight Indexed
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $323,294,099 in aggregate has been pledged as collateral.
(b)	All or a portion of the security is pledged in connection with written option contracts. $6,574,174 in aggregate has been pledged as collateral.
(c)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(d)	Security converts to floating rate after the indicated fixed-rate coupon period.
(e)	Variable rate. Rate shown is in effect at September 30, 2022.
(f)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $11,849,772 which represents 4.7% of the net assets of the Fund, of which 0.0% are illiquid.

(g)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $36,073,809 which represents 14.2% of the net assets of the Fund (9.0% of the managed assets of the Fund).

(h)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $20,331,647 which represents 8.0% of the net assets of the Fund, of which 0.0% are illiquid.

(i)	Rate quoted represents the annualized seven-day yield.
(j)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
(k)	Represents the nominal pay out amount.
(l)	Based on 1-Month USD-SOFR-OIS. Represents rate in effect at September 30, 2022.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued by a third-party pricing service. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Trustees.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Trustees, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Trustees, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Trustees delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Trustees. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Trustees. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of September 30, 2022 in valuing the Fund’s investments carried at value:

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock	$255,847,388	$—	$—	$255,847,388
Preferred Securities— $25 Par Value	27,713,664	—	—	27,713,664
Preferred Securities—Capital Securities	—	96,894,566	—	96,894,566
Corporate Bonds	—	1,364,054	—	1,364,054
Short-Term Investments	—	14,984,928	—	14,984,928
Purchased Option Contracts	—	29,150	—	29,150

Total Investments in Securities(a)	$283,561,052	$113,272,698	$—	$396,833,750

Forward Foreign Currency Exchange Contracts	$—	$190,434	$—	$190,434
Interest Rate Swap Contracts	—	8,257,182	—	8,257,182

Total Derivative Assets(a)	$—	$8,447,616	$—	$8,447,616

Forward Foreign Currency Exchange Contracts	$—	$(10,923)	$—	$(10,923)
Written Option Contracts	(15,360)	(111,285)	—	(126,645)

Total Derivative Liabilities(a)	$(15,360)	$(122,208)	$—	$(137,568)

(a)	Portfolio holdings are disclosed individually on the Schedule of Investments.

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment . Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Binary Option Contracts: The Fund may write or purchase binary options, which are options in which the payout depends on whether the price of a particular asset will rise above or fall below a specified level. When the binary option expires the buyer receives either a pre-determined amount of cash or nothing at all.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (the effective date). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The following summarizes the volume of the Fund’s option contracts and forward foreign currency exchange contracts activity for the period February 24, 2022 (commencement of investment operations) through September 30, 2022:

	Purchased Option Contracts (a),(b)	Written Option Contracts (a),(b)	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$100,703	$78,701,815	$4,147,880

(a)

Notional amount for swaption contracts represents the notional amount of the underlying swap contract. Notional amount for binary option contracts represents the nominal payout amount. Notional amount for all other option contracts is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.

(b)

Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month end. For the period, this represents three months for purchased option contracts and seven months for written option contracts.